FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Conrad Harrington
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2019 FINANCIAL RESULTS

MIAMI, FL, February 28, 2020 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three months and year ended December 31, 2019.

GAAP Financial Results

Fourth quarter 2019 revenues were $439.6 million, compared to revenues of $445.9 million in the fourth quarter of 2018. The Company recorded operating income of $45.6 million in the fourth quarter of 2019, compared to operating income of $48.1 million in the fourth quarter of 2018. Net income attributed to Vector Group Ltd. for the fourth quarter of 2019 was $10.7 million, or $0.06 per diluted common share, compared to net income of $21.1 million, or $0.13 per diluted common share, in the fourth quarter of 2018.

For the year ended December 31, 2019 revenues were $1.90 billion, compared to revenues of $1.87 billion for the year ended December 31, 2018. The Company recorded operating income of $231.1 million for the year ended December 31, 2019, compared to operating income of $224.0 million for the year ended December 31, 2018. Net income attributed to Vector Group Ltd. for the year ended December 31, 2019 was $101.0 million, or $0.63 per diluted common share, compared to a net income of $58.1 million, or $0.35 per diluted common share, for the year ended December 31, 2018.

Non-GAAP Financial Measures

Non-GAAP financial measures also include adjustments for purchase accounting associated with the Company’s 2013 acquisition of an additional 20.59% interest in Douglas Elliman Realty, LLC, the impact of non-controlling interest associated with the 29.41% of Douglas Elliman Realty, LLC that was purchased by the Company on December 31, 2018, adjustment for the derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC, litigation settlements and judgments, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, net interest expense capitalized to real estate ventures, stock-based compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest expense associated with the Company’s convertible debt. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the fourth quarter and full year ended December 31, 2019 and 2018 are included in Tables 2 through 7.

Three months ended December 31, 2019 compared to the three months ended December 31, 2018
Fourth quarter of 2019 Adjusted EBITDA attributed to Vector Group (as described in Table 2 attached hereto) were $52.5 million, compared to $54.0 million for the fourth quarter of 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $17.8 million, or $0.11 per diluted share, for the fourth quarter of 2019, and $31.8 million, or $0.20 per diluted share, for the fourth quarter of 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $45.7 million for the fourth quarter of 2019, compared to $48.5 million for the fourth quarter of 2018.
Year ended December 31, 2019 compared to the year ended December 31, 2018
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $259.4 million for the year ended December 31, 2019, compared to $245.3 million for the year ended December 31, 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $110.1 million, or $0.70 per diluted share, for the year ended December 31, 2019, and $88.2 million, or $0.55 per diluted share, for the year ended December 31, 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $232.1 million for the year ended December 31, 2019, compared to $217.4 million for the year ended December 31, 2018.

Tobacco Segment Financial Results
For the fourth quarter of 2019, the Tobacco segment had revenues of $260.3 million, compared to $267.1 million for the fourth quarter of 2018. For the year ended December 31, 2019, the Tobacco segment had revenues of $1.115 billion, compared to $1.111 billion for the year ended December 31, 2018.
Operating Income from the Tobacco segment was $60.0 million and $261.6 million for the three months and year ended December 31, 2019, respectively, compared to $57.3 million and $246.5 million for the three months and year ended December 31, 2018, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the fourth quarter of 2019 and 2018 was $60.1 million and $57.5 million, respectively. Tobacco Adjusted Operating Income for the year ended December 31, 2019 and 2018 was $262.6 million and $240.9 million, respectively.
For the fourth quarter of 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.07 billion units, compared to 2.20 billion units for the fourth quarter of 2018. For the year ended December 31, 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 8.97 billion units, compared to 9.33 billion units for the year ended December 31, 2018.
Liggett’s retail market share increased to 4.2% for the fourth quarter of 2019 and 4.2% for the year ended December 31, 2019, compared to 4.1% for the fourth quarter of 2018 and 4.1% for the year ended December 31, 2018. Compared to the fourth quarter of 2018, Liggett’s retail shipments declined by 2.7% while the overall industry’s retail shipments declined by 5.0%. Compared to the year ended December 31, 2018, Liggett’s retail shipments declined by 2.8% while the overall industry’s retail shipments declined by 5.7%, according to data from Management Science Associates, Inc.

Real Estate Segment Financial Results
For the fourth quarter of 2019, the Real Estate segment had revenues of $179.2 million, compared to $178.8 million for the fourth quarter of 2018. For the year ended December 31, 2019, the Real Estate segment had revenues of $788.9 million, compared to $759.2 million for the year ended December 31, 2018. For the fourth quarter of 2019, the Real Estate segment reported a net loss of $24.9 million, compared to a net income of $15.7 million for the fourth quarter of 2018. For the year ended December 31, 2019, the Real Estate segment reported a net loss of $11.4 million, compared to net income of $14.8 million for the year ended December 31, 2018.
Douglas Elliman’s results are included in Vector Group Ltd.’s Real Estate segment. For the fourth quarter of 2019, Douglas Elliman had revenues of $178.1 million, compared to $177.6 million for the fourth quarter of 2018. For the year ended December 31, 2019, Douglas Elliman had revenues of $784.1 million, compared to $754.1 million for the year ended December 31, 2018. For the fourth quarter of 2019, Douglas Elliman reported a net loss of $0.4 million, compared to a net loss of $2.6 million for the fourth quarter of 2018. For the year ended December 31, 2019, Douglas Elliman reported net income of $6.2 million, compared to net income of $5.2 million for the year ended December 31, 2018.

Non-GAAP Financial Measures
For the fourth quarter of 2019, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were negative $5.3 million, compared to negative $1.9 million for the fourth quarter of 2018.
For the year ended December 31, 2019, Real Estate Adjusted EBITDA attributed to the Company were $6.1 million, compared to $11.2 million for the year ended December 31, 2018.
For the fourth quarter of 2019, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were negative $5.7 million, compared to negative $0.5 million for the fourth quarter of 2018.
For the year ended December 31, 2019, Douglas Elliman’s Adjusted EBITDA were $5.3 million, compared to $11.3 million for the year ended December 31, 2018.
For the three months and year ended December 31, 2019, Douglas Elliman achieved closed sales of approximately $6.6 billion and $28.8 billion, respectively, compared to $6.7 billion and $28.1 billion for the three months and year ended December 31, 2018, respectively.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

On December 31, 2018, New Valley LLC, the real estate subsidiary of Vector Group Ltd, acquired the 29.41% interest in Douglas Elliman Realty, LLC it did not previously own. Vector Group Ltd. has adjusted its presentation of Non-GAAP Financial Measures in Tables 2, 3, 6 and 7 to assume the transaction occurred on January 1, 2018 and to improve comparability between the three months and year ended December 31, 2019 and 2018, respectively. Please refer to Vector Group Ltd.’s Form 8-K, which is dated May 3, 2019, for additional information.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the fourth quarter and full year ended December 31, 2019 and 2018.

Conference Call to Discuss Fourth Quarter and Full-Year 2019 Results

As previously announced, the Company will host a conference call and webcast on Friday, February 28, 2020 at 9:00AM (ET) to discuss its fourth quarter 2019 results. Investors can access the call by dialing 800-859-8150 and entering 59308659 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/33131. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on February 28, 2020 through March 13, 2020. To access the replay, dial 877-656-8905 and enter 59308659 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/33131 for one year.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$260,323	$267,136	$1,114,840	$1,111,094
Real estate	179,242	178,803	788,871	759,168
Total revenues	439,565	445,939	1,903,711	1,870,262

Expenses:
Cost of sales:
Tobacco*	180,174	189,759	771,130	787,251
Real estate	121,755	115,382	530,449	505,233
Total cost of sales	301,929	305,141	1,301,579	1,292,484

Operating, selling, administrative and general expenses	91,960	92,552	370,007	355,513
Litigation settlement and judgment expense (income)	95	160	990	(1,784)
Operating income	45,581	48,086	231,135	224,049

Other income (expenses):
Interest expense	(35,212)	(58,328)	(138,448)	(203,780)
Loss on extinguishment of debt	(4,301)	(4,066)	(4,301)	(4,066)
Change in fair value of derivatives embedded within convertible debt	6,106	13,700	26,425	44,989
Equity in (losses) earnings from real estate ventures	(31,290)	22,824	(19,288)	14,446
Other, net	24,652	(9,739)	38,305	3,921
Income before provision for income taxes	5,536	12,477	133,828	79,559
Income tax (benefit) expense	(5,131)	(7,842)	32,813	21,552

Net income	10,667	20,319	101,015	58,007

Net loss (income) attributed to non-controlling interest	39	755	(41)	98

Net income attributed to Vector Group Ltd.	$10,706	$21,074	$100,974	$58,105

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.06	$0.13	$0.64	$0.35

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.06	$0.13	$0.63	$0.35

* Revenues and cost of sales include federal excise taxes of $103,729, $110,637, $451,256 and $469,836, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$10,706	$21,074	$100,974	$58,105
Interest expense	35,212	58,328	138,448	203,780
Income tax (benefit) expense	(5,131)	(7,842)	32,813	21,552
Net (loss) income attributed to non-controlling interest	(39)	(755)	41	(98)
Depreciation and amortization	4,489	4,764	17,851	18,807
EBITDA	$45,237	$75,569	$290,127	$302,146
Change in fair value of derivatives embedded within convertible debt (a)	(6,106)	(13,700)	(26,425)	(44,989)
Equity in losses (earnings) from real estate ventures (b)	31,290	(22,824)	19,288	(14,446)
Loss on extinguishment of debt	4,301	4,066	4,301	4,066
Stock-based compensation expense (c)	2,347	2,527	9,469	9,951
Litigation settlement and judgment expense (income) (d)	95	160	990	(1,784)
Impact of MSA settlement (e)	—	—	—	(6,298)
Purchase accounting adjustments (f)	—	63	—	608
Other, net	(24,652)	9,739	(38,305)	(3,921)
Adjusted EBITDA	$52,512	$55,600	$259,445	$245,333
Adjusted EBITDA attributed to non-controlling interest	—	(1,471)	—	(3,319)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (g)	—	(158)	—	3,319
Adjusted EBITDA attributed to Vector Group Ltd.	$52,512	$53,971	$259,445	$245,333

Adjusted EBITDA by Segment
Tobacco	$62,107	$59,563	$270,465	$249,209
Real Estate (h)	(5,334)	(249)	6,103	11,154
Corporate and Other	(4,261)	(3,714)	(17,123)	(15,030)
Total	$52,512	$55,600	$259,445	$245,333

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$62,107	$59,563	$270,465	$249,209
Real Estate (h)	(5,334)	(1,878)	6,103	11,154
Corporate and Other	(4,261)	(3,714)	(17,123)	(15,030)
Total	$52,512	$53,971	$259,445	$245,333

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.	Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents amortization of stock-based compensation.

d.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

f.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

g.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

h.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of negative $5,693, negative $540, $5,333 and $11,284 for the fourth quarter and full year ended December 31, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$10,706	$21,074	$100,974	$58,105

Change in fair value of derivatives embedded within convertible debt	(6,106)	(13,700)	(26,425)	(44,989)
Non-cash amortization of debt discount on convertible debt	5,095	25,173	24,813	86,623
Loss on extinguishment of debt	4,301	4,066	4,301	4,066
Litigation settlement and judgment expense (income) (a)	95	160	990	(1,784)
Impact of MSA settlement (b)	—	—	—	(6,298)
Impact of net interest expense capitalized to real estate ventures	10,701	(472)	13,189	1,303
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(3,157)	—	(3,157)	—
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	—	265	—	1,406
Adjustment to reflect additional 29.41% of net income from Douglas Elliman Realty, LLC (d)	—	(758)	—	1,529
Total adjustments	10,929	14,734	13,711	41,856

Tax expense related to adjustments	(3,789)	(4,046)	(4,553)	(11,718)

Adjusted Net Income attributed to Vector Group Ltd.	$17,846	$31,762	$110,132	$88,243

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.11	$0.20	$0.70	$0.55

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 100% of purchase accounting adjustments in the periods presented for assets acquired in connection with the Company’s acquisition of the 20.59% of Douglas Elliman Realty, LLC on December 31, 2013.

d.
Represents 29.41% of Douglas Elliman Realty LLC's net income in the respective 2018 period. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Operating income	$45,581	$48,086	$231,135	$224,049

Litigation settlement and judgment expense (income) (a)	95	160	990	(1,784)
Impact of MSA settlement (b)	—	—	—	(6,298)
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	—	265	—	1,406
Total adjustments	95	425	990	(6,676)

Adjusted Operating Income (d)	$45,676	$48,511	$232,125	$217,373

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC. for the three months and year ended December 31, 2018.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$60,036	$57,342	$261,630	$246,527

Litigation settlement and judgment expense (a)	95	160	990	685
Impact of MSA settlement (b)	—	—	—	(6,298)
Total adjustments	95	160	990	(5,613)

Tobacco Adjusted Operating Income	$60,131	$57,502	$262,620	$240,914

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$60,036	$57,342	$261,630	$246,527

Litigation settlement and judgment expense (a)	95	160	990	685
Impact of MSA settlement (b)	—	—	—	(6,298)
Total adjustments	95	160	990	(5,613)

Tobacco Adjusted Operating Income	60,131	57,502	262,620	240,914

Depreciation and amortization	1,976	2,039	7,824	8,210
Stock-based compensation expense	—	22	21	85
Total adjustments	1,976	2,061	7,845	8,295

Tobacco Adjusted EBITDA	$62,107	$59,563	$270,465	$249,209

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net (loss) income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$(24,908)	$15,694	$(11,440)	$14,779
Interest expense (a)	228	4	913	67
Income tax (benefit) expense (a)	(11,397)	5,775	(5,884)	3,949
Net (loss) income attributed to non-controlling interest (a)	(39)	(755)	41	(98)
Depreciation and amortization	2,268	2,475	9,033	9,580
EBITDA	$(33,848)	$23,193	$(7,337)	$28,277
(Income) loss from non-guarantors other than New Valley LLC	(6)	15	51	86
Equity in losses (earnings) from real estate ventures (b)	31,290	(22,824)	19,288	(14,446)
Purchase accounting adjustments (c)	—	63	—	608
Litigation settlement and judgment income (d)	—	—	—	(2,469)
Other, net	(2,785)	(705)	(5,929)	(1,725)
Adjusted EBITDA	$(5,349)	$(258)	$6,073	$10,331
Adjusted EBITDA attributed to non-controlling interest	—	(1,471)	—	(3,319)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (e)	—	(158)	—	3,319
Adjusted EBITDA attributed to New Valley LLC	$(5,349)	$(1,887)	$6,073	$10,331

Adjusted EBITDA by Segment
Real Estate (f)	$(5,334)	$(249)	$6,103	$11,154
Corporate and Other	(15)	(9)	(30)	(823)
Total (g)	$(5,349)	$(258)	$6,073	$10,331

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (f)	$(5,334)	$(1,878)	$6,103	$11,154
Corporate and Other	(15)	(9)	(30)	(823)
Total (g)	$(5,349)	$(1,887)	$6,073	$10,331

a.
Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Note entitled “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-K for the three months and year ended December 31, 2019.

b.	Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of negative $5,693, negative $540, $5,333 and $11,284 for the three months and year ended December 31, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

g.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $4,261, $3,714, $17,123 and $15,030 for the three months and year ended December 31, 2019 and 2018, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
AND DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net (loss) income attributed to Douglas Elliman Realty, LLC	$(432)	$(2,576)	$6,185	$5,197
Interest expense	2	2	8	53
Income tax expense (benefit)	2	(1)	368	400
Depreciation and amortization	2,181	2,374	8,638	9,171
Douglas Elliman Realty, LLC EBITDA	$1,753	$(201)	$15,199	$14,821
Equity in earnings from real estate ventures (a)	(7,080)	(92)	(8,472)	(1,243)
Purchase accounting adjustments (b)	—	63	—	608
Litigation settlement and judgment income (c)	—	—	—	(2,469)
Other, net	(366)	(310)	(1,394)	(433)
Douglas Elliman Realty, LLC Adjusted EBITDA	$(5,693)	$(540)	$5,333	$11,284
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to non-controlling interest	—	158	—	(3,319)
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC, which represents the additional interest acquired on December 31, 2018 (d)	—	(158)	—	3,319
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$(5,693)	$(540)	$5,333	$11,284

a.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

b.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

c.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

d.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.